Exhibit 10.1

June 7, 2024

VIA EMAIL

Brooksville Development Partners, LLC
Two Northfield Plaza, Suite 320

Northfield, IL 60093

Attn: Alex Zdanov

Email: EMAIL REDACTED

Ruchim & Hudson, P.C.

3000 Dundee Road

Suite 415

Northbrook, IL 60062

Attn: Mitchell Ruchim

Email: EMAIL REDACTED

Chicago Title Insurance Company

5215 Old Orchard Rd #400

Skokie, IL 60077

Attn.: Alisa Habibovic

Phone: PHONE REDACTED

Email: EMAIL REDACTED

Re:	Purchase and Sale Agreement between Brooksville Development Partners, LLC, a Florida limited liability company (“Seller”), and Terwilliger Brothers Residential LLC, a Florida limited liability company (“Buyer”), dated effective as of April 9, 2024 (the “Agreement”)

Dear All:

As you know, this firm represents Buyer in connection with the above referenced Purchase Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

Buyer hereby terminates the Purchase Agreement pursuant to Section 4 thereof. Buyer will provide Escrow Agent with instructions for the return of the Deposit under separate cover.

Please contact me in the event you have any questions.

Very truly yours,

/s/ Mathew S. Poling
Mathew S. Poling

TAMPA Tel: 813.223.7474 Fax: 813.229.6553		ST. PETERSBURG Tel: 727.896.7171 Fax: 727.820.0835

101 E. KENNEDY BOULEVARD SUITE 2700 TAMPA, FL 33602	WWW.TRENAM.COM	200 CENTRAL AVENUE SUITE 1600 ST. PETERSBURG, FL 33701